All Terrain Opportunity Fund

A series of Investment Managers Series Trust II

Supplement dated June 25, 2019 to the

Prospectus and Statement of Additional Information dated March 1, 2019,

and Summary Prospectus dated March 6, 2019.

*** Important Notice Regarding Proposed Fund Reorganization ***

On June 4, 2019, the Board of Trustees of Investment Managers Series Trust II (the “Trust”) approved an Agreement and Plan of Reorganization (the “Plan”) providing for the reorganization of the All Terrain Opportunity Fund (the “Acquired Fund”), a series of the Trust, into a newly formed series of Investment Managers Series Trust with the same name (the “Acquiring Fund”). The reorganization of the Acquired Fund is subject to approval by its shareholders.

The Acquiring Fund has the same investment objective, principal investment strategies, and investment policies as the Acquired Fund. Following the reorganization, the Acquired Fund’s current investment co-advisors, Castle Financial & Retirement Planning Associates, Inc. (“Castle”) and Foothill Capital Management, LLC (“FCM”), will be replaced by Liberty Street Advisors, Inc. (“Liberty Street”), which will serve as investment advisor to the Acquiring Fund. Castle and FCM will serve as the co-sub-advisors to the Acquiring Fund. In addition, the current portfolio managers responsible for managing the Acquired Fund’s assets will continue to be responsible for managing the Acquiring Fund’s assets after the reorganization.

The Plan provides for the Acquired Fund to transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Acquired Fund’s liabilities. Shareholders of the Acquired Fund will become shareholders of the Acquiring Fund, receiving shares of the Acquiring Fund equal in value to the shares of the Acquired Fund held by the shareholders prior to the reorganization. The reorganization is not expected to result in the recognition of gain or loss by the Acquired Fund or its shareholders for federal tax purposes. Liberty Street has agreed to bear the costs related to the reorganization.

The Trust will call a shareholder meeting at which shareholders of the Acquired Fund will be asked to consider and vote on the Plan. If the reorganization is approved by shareholders of the Acquired Fund, the reorganization is expected to take effect in the third quarter of 2019.

Shareholders of the Acquired Fund will receive a combined prospectus/proxy statement with additional information about the shareholder meeting and the proposed reorganization. Please read the proxy materials carefully, as they will contain a more detailed description of the proposed reorganization.

Please file this Supplement with your records.